UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2013

Equisource Hotel Fund I, LLP

Nevada	7011	46-1009494
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification No.)

2009 E. Windmill Lane
Las Vegas, NV  89123
____________________

Andrew Jolley
Managing Member
Of EquiSource Management, LLC
General Partner
2009 E. Windmill Lane
Las Vegas, NV  89123
(702) 240-0977
____________________

COPY OF ALL CORRESPONDENCE TO:

Jillian Ivey Sidoti
LAW OFFICE OF JILLIAN SIDOTI
38730 Sky Canyon Drive – Suite A
Murrieta, CA 92563
EMAIL: jillian@jilliansidoti.com
PHONE: 323-799-1342

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Equisource Hotel Fund I, LLP (the “Company”), a Nevada limited liability partnership, in connection with the items described below:

Item 1.01 Entry into a Material Definitive Agreement

Escrow Agreement

On June 10th, 2013, the Company entered into an escrow agreement with VStock Transfer (“VStock”) whereby VStock will act as the escrow agent for the sale of the Company’s securities pursuant to its S-11 Registration Statement deemed effective by the SEC on April 29, 2013.

As escrow agent, VStock will escrow a minimum of $1,000,000 within 120 days in order for subscription funds for the Company’s limited liability partnership interests (“Interests” or “Units”) to be released to the Company.

Administrative Services Agreement

Our General Partner, Equisource Management, LLC, intends to enter into an Administrative Services agreement with the Company to manage the Company’s affairs and administer its securities. In exchange for its services, the General Partners shall receive a fee equaling 1% of the invested capital of the Company, annualized. The General Partner has no intentions of unilaterally amending this agreement. This agreement is hereto attached as an exhibit.

Conversion of Debt to Equity

On July 15, 2013, our General Partner agreed to convert its promissory note (“Note”) of $10,000 into the Company’s equity effectively relinquishing the Note. The conversion will be reflected in our 10q for the quarter ending September 30, 2013.

Limited Partnership Interest Surrender

On July 15, 2013, a Manager of our General Partner, Andrew Jolley, relinquished any and all interest in the limited liability partnership interest that he held. This was pursuant to Nevada law and the Company’s Prospectus dated May 25, 2013.

Additional Paid in Capital

On July 15, 2013 the General Partner entered into an agreement whereby the General Partner agrees to finance the Company with an additional $34,500 prior to the close of the Escrow Account. The General Partner will maintain a capital account balance of a minimum of $50,000 in the Company as a condition of certain state securities regulations.

ITEM  3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

On July 15, 2013, pursuant to the terms of the Agreement, the Company issued General Partner Interest (100%) of to the General Partner. All of the securities were offered and issued in reliance upon an exemption from registration pursuant to Rule 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).

ITEM 5.03  AMENDMENT TO THE LIMITED LIABILITY PARTNERSHIP AGREEMENT

On July 15, 2013, the General Partner agreed to the following amendments to the Limited Liability Partnership Agreement of the Company.

The General Partner has made the following amendments. The entire Limited Liability Agreement, as amended and restated, is hereby attached as an exhibit:

•	Any references to “Limited Partnership” are amended to read “Limited Liability Partnership”

•	Any references to “Limited Partnership Interests” are amended to read “Limited Liability Partnership Interests”

•	The following paragraphs are added to the Recitals:

o	WHEREAS, the General Partner is defined, herein and pursuant to the rules under NRS 87.180, as the managing partner of the Company; and

o	WHEREAS, the Limited Partners shall act in a limited capacity, without roles in management; and

o	WHEREAS, any reference to “Partnership” or “Limited Partnership” shall mean “Limited Liability Partnership”;

•	We have updated Article 6.2 to read as follows:

o	First, to the Limited Partners, pro rata in accordance with their Capital Account, until all Limited Partners have received an annualized return of seven (7%) percent.

o
Second, to Limited Partners, pro rata in accordance with their Capital Account in the Partnership, in an amount which, thirty percent (30%) of the remaining cash available for distribution in proportion to their respective Capital Account, and;

•	Third, seventy percent (70%) of the remaining cash available for distribution to the General Partner.

•	We have updated Article 8 to include the following reference to the Administrative Services Agreement:

The Manager, as in accordance with a separate Administrative Services Agreement (“Administrative Services Agreement,”) is entitled to a fee equal to one percent (1%) per annum of on the invested capital into the hotel assets owned by the Company.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

1.1	Subscription Agreement
3.2	Amended and Restated Limited Liability Partnership Agreement
10.1	Conversion of Debt to Equity
10.2	Escrow Agreement
10.3	Administrative Services Agreement
10.4	Limited Liability Partnership Interest Surrender
10.5	Additional Paid In Capital

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equisource Hotel Fund I, LLP

Dated: August 7, 2013	By:	/s/ Andrew Jolley
Andrew Jolley
Managing Member of Equisource Management, LLC General Partner